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                                                                    EXHIBIT 23.1


                              ACCOUNTANTS' CONSENT


The Board of Directors
CyberMedia, Inc.

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                      /s/  KPMG Peat Marwick LLP

Long Beach, California
October 16, 1996